                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2009

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                   001-33088                  22-2956711
          ----------                   ---------                  ----------
(State Or Other Jurisdiction Of       (Commission               (IRS Employer
        Incorporation)                File Number)           Identification No.)


                   135 Chestnut Ridge Road, Montvale, NJ 07645
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 20, 2009, Anita Howe Waxman resigned as a director of Ivivi Technologies, Inc. (the "Company"). Ms. Waxman served on the Audit Committee and the Nominating and Corporate Governance Committee of the Company at the time of her resignation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IVIVI TECHNOLOGIES, INC.


                                        By: /s/ Alan V. Gallantar
                                            ------------------------------------
                                            Name: Alan V. Gallantar
                                            Title: Chief Financial Officer


Date: July 23, 2009